EXHIBIT 99.3
                                 ------------

               The Confirmation, dated as of January 30, 2006.

[OBJECT OMITTED]]
BEAR STEARNS                               BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                             383 MADISON AVENUE
                                                       NEW YORK, NEW YORK 10179
                                                                   212-272-4009


DATE:             January 30, 2006

TO:               UBS AG, London
ATTENTION:        Julie Park
TELEPHONE:        212-713-6070
FACSIMILE:        212-713-2700

FROM:             Derivatives Documentation
TELEPHONE:        212-272-2711
FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC7827

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("BSFP") and UBS AG, London ("Counterparty"). This letter agreement constitutes the sole and complete "Confirmation," as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein shall have the meanings attributed to them in the Pooling and Servicing Agreement.

Capitalized terms used in this Confirmation and not defined in this Confirmation or the Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement dated as of January 1, 2006 among CWMBS, Inc. as depositor, Park Granada LLC, as a Seller, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

2. The terms of the particular Transaction to which this Confirmation relates are as follows:


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Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 2 of 16


     Type of Transaction:               Rate Cap

     Notional Amount:                   With  respect  to  any  Calculation   Period,  the
                                        amount set forth for such  period as  detailed  in
                                        Schedule I attached hereto.

     Trade Date:                        January 30, 2006

     Effective Date:                    May 25, 2009

     Termination Date:                  April  25,  2014,   subject  to   adjustment  in
                                        accordance with the Business Day Convention.

     Fixed Amount (Premium):

         Fixed Rate Payer:              Counterparty

         Fixed Rate Payer
         Payment Date:                  January 31, 2006

         Fixed Amount:                  USD 168,000

     Floating Amounts:

         Floating Rate Payer:           BSFP

         Cap Rate:                      With respect to any Calculation Period, the rate
                                        set forth for such period as detailed in
                                        Schedule I attached hereto.

         Floating Rate Payer
         Period End Dates:              The 25th calendar day of each month
                                        during the Term of this Transaction, commencing
                                        June 25, 2009 and ending on the Termination
                                        Date, subject to adjustment in accordance with
                                        the Business Day Convention.

         Floating Rate Payer
         Payment Dates:                 Early   Payment   shall   be   applicable.   The
                                        Floating  Rate Payer  Payment Dates shall be two
                                        Business  Days   preceding  each  Floating  Rate
                                        Payer Period End Date.

         Floating Rate Option:          USD-LIBOR-BBA; provided, however, that if the
                                        Floating Rate determined from such Floating
                                        Rate Option for any Calculation Period
                                        is greater than 7.80000% then the Floating Rate
                                        for such Calculation Period shall be deemed to
                                        be equal to 7.80000%.




Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 3 of 16


         Floating Amount:               To be determined in accordance with the
                                        following formula:


                                        Greater of (i) 250 * (Floating Rate Option - Cap
                                        Rate) * Notional Amount * Floating Rate Day
                                        Count Fraction; and (ii) zero.

         Designated Maturity:           One month

         Floating Rate Day
         Count Fraction:                Actual/360

         Reset Dates:                   The first day of each Calculation Period.

         Compounding:                   Inapplicable

     Business Days for payments:        New York

     Business Day Convention:           Modified Following

3.   Additional Provisions:             Each   party   hereto   is  hereby   advised   and
                                        acknowledges  that the other  party has engaged in
                                        (or  refrained   from  engaging  in)   substantial
                                        financial   transactions   and   has   taken   (or
                                        refrained from taking) other  material  actions in
                                        reliance  upon the entry by the  parties  into the
                                        Transaction  being  entered  into on the terms and
                                        conditions   set   forth   herein   and   in   the
                                        Confirmation  relating  to  such  Transaction,  as
                                        applicable.   This   paragraph   shall  be  deemed
                                        repeated on the trade date of each Transaction.

                                        The Group 2 Certificates consists of the Class
                                        2-A-1, Class 2-A-2, Class 2-A-3, Class 2-M-1,
                                        Class 2-M-2, Class 2-M-3, Class 2-M-4, Class
                                        2-M-5, Class 2-M-6 and Class 2-M-7 Certificates
                                        as defined in the Pooling and Servicing
                                        Agreement.


4.  Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
    Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. Notwithstanding the provisions of paragraph 9 below, for purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.


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Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 4 of 16


(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to BSFP unless BSFP has obtained a guarantee or posted collateral pursuant to paragraph 12 or 13 below.

(d) "Misrepresentation" provisions or Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Specified Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly, Section 5(a)(v) shall not apply to BSFP or Counterparty.

(f) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(g) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(h) The "Bankruptcy" provision of Section 5(a)(vii)(2) will be inapplicable to Counterparty.

(i) Additional Termination Events. Additional Termination Events will apply. The following events shall constitute an Additional Termination Event hereunder:

       (i) Upon the occurrence of a Collateralization Event (as defined in paragraph 12 below) BSFP has not, within 30 days (unless, within 30 days after such downgrade, Moody's has reconfirmed the rating of the Group 2 Certificates which was in effect immediately prior to such downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the rating of the Group 2 Certificates were changed due to a circumstance other than the downgrading of BSFP's rating), complied with paragraph 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

       (ii) Upon the occurrence of a Ratings Event (as defined in paragraph 13 below) BSFP has not, within 10 business days after such rating withdrawal or downgrade (unless, within 10 business days after such withdrawal or downgrade, Moody's has reconfirmed the rating of the Group 2 Certificates which was in effect immediately prior to such withdrawal or downgrade (determined without regard to any financial guaranty insurance policy, if applicable), unless the rating of the Group 2 Certificates were changed due to a circumstance other than the withdrawal or downgrading of BSFP's rating), complied with paragraph 13 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.


(j) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 5 of 16


(k) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i) Market Quotation will apply.

      (ii) The Second Method will apply.

(l) "Termination Currency" means United States Dollars.

3) Tax Representations.

      (a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of BSFP and the Counterparty will make the following representations:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

            (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

            (ii) the satisfaction of the agreement contained in Section 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of the ISDA Form Master Agreement; and

            (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

      (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, each of BSFP and the Counterparty make the following representations.

      The following representation will apply to BSFP:

      BSFP is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

      The following representation will apply to the Counterparty:


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Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 6 of 16


      Counterparty represents that it is a "United States person" as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

4) [Reserved]

5) Documents to be Delivered. For the purpose of Section 4(a):

(1) Tax forms, documents, or certificates to be delivered are:

Party required to deliver    Form/Document/                Date by which to
document                     Certificate                   be delivered

BSFP and                     Any document required         Promptly after the earlier of (i)
the Counterparty             or reasonably requested       reasonable demand by either party
                             to  allow the other party     or (ii) learning that such form or
                             to make payments under        document is required
                             this Agreement without any
                             deduction or withholding
                             for or on the account of
                             any Tax or with such
                             deduction or withholding
                             at a reduced rate

(2) Other documents to be delivered are:

Party required           Form/Document/                  Date by which to             Covered by Section 3(d)
to deliver               Certificate                     be delivered                 Representation
document

BSFP and                 Any documents                   Upon the execution           Yes
the Counterparty         required by the                 and delivery of this
                         receiving party to              Agreement and such
                         evidence the authority          Confirmation
                         of the delivering party
                         or its Credit Support
                         Provider, if any, for it
                         to execute and deliver
                         this Agreement, any
                         Confirmation , and any
                         Credit Support
                         Documents to which it
                         is a party, and to
                         evidence the authority
                         of the delivering party
                         or its Credit Support
                         Provider to perform its
                         obligations under this
                         Agreement, such




Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 7 of 16



Party required           Form/Document/                  Date by which to             Covered by Section 3(d)
to deliver               Certificate                     be delivered                 Representation
document
                         Confirmation and/or
                         Credit Support
                         Document, as the case
                         may be

BSFP and                 A certificate of an             Upon the execution           Yes
the Counterparty         authorized officer of the       and delivery of this
                         party, as to the                Agreement and such
                         incumbency and                  Confirmation
                         authority of the
                         respective officers of
                         the party signing this
                         Agreement, any
                         relevant Credit Support
                         Document, or any
                         Confirmation, as the
                         case may be

BSFP                     An opinion of counsel           Closing Date                 No
                         (which may include in-
                         house counsel)
                         reasonably satisfactory
                         to Counterparty.

6)    Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address:    383 Madison Avenue, New York, New York  10179
            Attention:  DPC Manager
            Facsimile:  (212) 272-5823

      with a copy to:

            Address:    One Metrotech Center North, Brooklyn, New York 11201
            Attention:  Derivative Operations - 7th Floor
            Facsimile:  (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address:    UBS Securities LLC / MBS Securitization

Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 8 of 16


                        1285 Avenue of the Americas, 11th Floor
                        New York, NY 10019
            Attention:  Julie Park
            Facsimile:  212-713-2700
            Phone:      212-713-6070

            (For all purposes)

(b) Process Agent. For the purpose of Section 13(c):

                  BSFP appoints as its
                  Process Agent:          Not Applicable

                  The Counterparty appoints as its
                  Process Agent:          Not Applicable

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement:

      BSFP is not a Multibranch Party.

      The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP; provided, however, that if an Event of Default occurs with respect to BSFP, then Counterparty shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)   Credit Support Document.

      BSFP: Not applicable, except for any guarantee or contingent agreement delivered pursuant to paragraph 12 or 13 below.

      The Counterparty:  Not Applicable

(g) Credit Support Provider.

    BSFP: Not Applicable for BSFP for so long as no Credit Support Document is delivered under paragraph 12 or 13 below, otherwise, the party that is the primary obligor under the Credit Support Document.

    The Counterparty: Not Applicable

Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 9 of 16


(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

7) "Affiliate". Each of BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

                  Each party represents to the other party on each date when it enters into a Transaction that:--

            (1) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

              (i) BSFP is acting for its own account. Each Party has
                  made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying

Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 10 of 16


                  on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. It has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

             (ii) It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

            (iii) The other party is not acting as an agent or fiduciary or an advisor for it in respect of this Transaction.

         (3) Purpose. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business."

9) Additional Provisions. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if Counterparty has satisfied its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement, then unless BSFP is required pursuant to appropriate proceedings to return to Counterparty or otherwise returns to Counterparty upon demand of Counterparty any portion of such payment, (a) the occurrence of an event described in
Section 5(a) of the ISDA Form Master Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or
Section 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party. For purposes of the Transaction to which this Agreement relates, Counterparty's only obligation under Section 2(a)(i) of the ISDA Form Master Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

10) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day (or, if longer, the applicable preference period) following indefeasible payment in full of the Group 2 Certificates. Nothing herein shall prevent BSFP from participating in any such proceeding once commenced.

Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 11 of 16


11) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

12) Approved Ratings Threshold. In the event that (A) either (i) the unsecured, long-term senior debt obligations of BSFP are rated below "A1" by Moody's or are rated "A1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or
(ii) the unsecured, short-term debt obligations of BSFP are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of BSFP are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (such event, a "Collateralization Event"), then, BSFP, at its own cost, shall within 30 days either (i) cause another entity to replace BSFP as party to this Agreement that meets or exceeds the Swap Counterparty Ratings Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld or delayed) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Ratings Requirement, to honor BSFP's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld or delayed; (iii) post collateral in accordance with a Credit Support Annex which satisfies Moody's; or (iv) establish any other arrangement satisfactory to Moody's which will be sufficient to restore the immediately prior ratings of the Group 2 Certificates (determined without regard to any financial guaranty insurance policy, if applicable). All collateral posted by BSFP shall be returned to BSFP immediately upon BSFP securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirement.

"Swap Counterparty Ratings Requirement" shall mean either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "A1" by Moody's (and if rated "A1" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

12) Ratings Event. It shall be a ratings event ("Ratings Event") if at any time after the date hereof BSFP shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean either (i) the unsecured, long-term senior debt obligations of BSFP are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of BSFP are rated at least "P-1" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if BSFP does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of BSFP are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 12 of 16


Following a Ratings Event, BSFP shall take the following actions at its own expense, (A) immediately post collateral in accordance with a Credit Support Annex which satisfies Moody's (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement), and (B) not later than 10 business days after the occurrence of such a downgrade or withdrawal by Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor (pursuant to a form of guaranty which satisfies Moody's) satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to Moody's, or
(II) provide a guaranty (pursuant to a form of guaranty that satisfies Moody's) from a guarantor that satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to Moody's. In respect of subclause (I) immediately above, Countrywide Securities Corporation shall make a good faith attempt to provide reasonable assistance to BSFP in locating a replacement party and effecting the assignment.

12) Assignment. BSFP will not unreasonably withhold or delay its consent to an assignment of this Agreement to any other third party.

       NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.



5.   Account Details and
     Settlement Information:  Payments to BSFP:
                              Citibank, N.A., New York
                              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
                              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
                              Sub-account  Number: 102-04654-1-3
                              Attention: Derivatives Department

                              Payments to Counterparty:
                              See Assignment Agreement.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding

Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 13 of 16


U.S. Transactions, please contact Susan Donlon by telephone at 212-272-2364. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number:  FXNEC7827
UBS AG, London
January 30, 2006
Page 14 of 16


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Annie Manievitz
     ---------------------------------------
     Name:   Annie Manievitz
     Title:  Authorized Signatory


Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

UBS AG, LONDON


By:  /s/ Jonathan Moss
     ---------------------------------------
     As authorized agent or officer for UBS AG, London
     Name:   Jonathan Moss
     Title:  Director


UBS AG, LONDON



By:  /s/ Jonathan McTernan
     ---------------------------------------
     As authorized agent or officer for UBS AG, London
     Name:   Jonathan McTernan
     Title:  Associate Director